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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): July 29, 2008

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                                  Conn's, Inc.
             (Exact name of registrant as specified in its charter)


        Delaware                       000-50421                  06-1672840
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


                 3295 College Street
                   Beaumont, Texas                                  77701
       (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (409) 832-1696

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                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

     Effective July 29, 2008, Conn Funding II, L.P., a special purpose affiliate of the Company, entered an "Amendment No. 1 To Amended and Restated Note Purchase Agreement" with Conn Funding II, L.P., as Issuer, Conn Appliances, Inc., a wholly owned subsidiary of the Company as Seller, Three Pillars Funding LLC, JPMorgan Chase Bank, N.A., Park Avenue Receivables Company, LLC, and SunTrust Robinson Humphrey, Inc., amending its Amended and Restated Note Purchase Agreement dated September 10, 2007.

     The Amendment No. 1 provides for the addition of a definition of an "ABL Facility" to be any loan facility secured by the indebtedness of any obligor under contracts originated by the Company related to the sale of goods or merchandise, service maintenance agreements and credit insurance agreements, and all amounts due there under.

     The Amendment No. 1 also provides that the Tranche A Purchase Expiration Date (as defined in the Amended and Restated Note Purchase Agreement) means the earlier of (i) August 15, 2008 (as such date may be extended from time to time pursuant to Section 2.4 of the Amended and Restated Note Purchase Agreement) or
(ii) the execution of agreements related to an ABL Facility, as defined in the Amendment No. 1.


Item 9.01  Financial Statements and Exhibits

Exhibit 99.4                                      Amendment No. 1 to Amended and
                                                Restated Note Purchase Agreement
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CONN'S, INC.


Date: July 29, 2008                     By: /s/ Michael J. Poppe
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                                            Name: Michael J. Poppe
                                            Title: Chief Financial Officer